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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-37556 and No. 33-93896 of The Wet Seal, Inc. on Form S-3 and Registration Statement No. 333-13399 of The Wet Seal, Inc. on Form S-3 of our report dated March 6, 1997 appearing in and incorporated by reference in the Annual Report on Form 10-K of The Wet Seal, Inc. for the year ended February 1, 1997.

April 25, 1997